SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 1997



                                  SBARRO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        1-8881                                             11-2501939
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                   763 Larkfield Road, Commack, New York 11725
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 864-0200


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.    Other Events..
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           On July 21, 1997, the Company issued a press release  reporting that, based on preliminary indications, the Company's net earnings for the second quarter ended July 13, 1997 will approximate the prior year's level of $6,642,000 or $.33 per share.

           A copy of the Press Release is attached to this report as Exhibit 99.01.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
-------    -------------------------------------------------------------------

           (a)        Financial statements of business acquired:

                      Not applicable.

           (b)        Pro forma financial information:

                      Not applicable.

           (c)        Exhibits:

                      99.01: Sbarro, Inc. Press Release dated July 21, 1997.


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     SBARRO, INC.


Date: July 21, 1997                        By:   /s/ Robert S. Koebele
                                              ------------------------
                                               Robert S. Koebele,
                                               Vice President-Finance





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



                                  EXHIBIT INDEX
                                  -------------




Exhibit
Number               Description
------               -----------

99.01                Sbarro, Inc. Press Release dated July 21, 1997.




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